Vanguard International Dividend Growth Fund Investment Strategy - Investor Prospectus [Member] - Vanguard International Dividend Growth Fund	Oct. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]	The Fund employs an active management approach, investing primarily in stocks that tend to offer current dividends and are predominantly located in developed markets outside of the United States. The Fund focuses on high-quality companies that have prospects for long-term total returns as a result of their ability to grow earnings and their willingness to increase dividends over time. These stocks typically (but not always) will be large-cap, undervalued relative to the market, and will show potential for increasing dividends.